             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                         Statement to Certificateholders
                                December 15 2004

                                   **REVISED**

        DISTRIBUTION IN DOLLARS
        ORIGINAL            PRIOR                                                                                    CURRENT
        FACE                PRINCIPAL                                                          REALIZED    DEFERRED  PRINCIPAL
CLASS   VALUE               BALANCE          PRINCIPAL        INTEREST      TOTAL              LOSSES      INTEREST  BALANCE
A       1,015,000,000.00    675,623,966.50   32,048,365.44    1,300,576.14  33,348,941.58       0.00        0.00     643,575,601.06
TRANS               0.00    -17,696,172.66    4,509,162.24    1,730,258.50   6,239,420.74       0.00        0.00     -22,205,334.90
TOTALS  1,015,000,000.00    657,927,793.84   36,557,527.68    3,030,834.64  39,588,362.32       0.00        0.00     621,370,266.16

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                          PASS-THROUGH RATES
                      PRIOR                                                   CURRENT                      CURRENT
                      PRINCIPAL                                               PRINCIPAL         CLASS      PASS THRU
CLASS   CUSIP         FACTOR         PRINCIPAL     INTEREST     TOTAL         FACTOR                       RATE
A          1266712S4  665.63937586   31.57474428    1.28135580   32.85610008  634.06463159       A         2.310000 %
TOTALS                648.20472300   36.01726865    2.98604398   39.00331263  612.18745434

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank, N.A.  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                December 15 2004

                                   **REVISED**

Investor Floating Allocation Percentage                                                                                  98.43885 %

Investor Distribution Amount                                                                                          33,348,941.58
Note Interest                                                                                                          1,300,576.14
Note Rate                                                                                                                2.310000 %
Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                                557,629.21
Scheduled Principal Collections Payment Amount                                                                        31,490,736.23
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            32,048,365.44

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed

Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            285,974.48
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                December 15 2004

                                  **REVISED**

Note Principal Balance (before distributions)                                                                        675,623,966.50
Note Principal Balance (after distributions)                                                                         643,575,601.06
Note Factor                                                                                                             0.6340646 %

Asset Balance of Mortgage Loans:                                                                                     654,740,601.06

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                December 15 2004

                                   **REVISED**

           Delinquent Mortgage Loans
                 Group Totals
                                             Principal
           Category         Number           Balance           Percentage
           1 Month             107           3,443,829.60      0.54 %
           2 Month              36           2,140,182.69      0.33 %
           3 Month              59           1,696,476.25      0.26 %
            Total              202           7,280,488.54      1.13 %

            * Delinquent Buckets include Bankruptcies, Foreclosures and REO Properties

           Bankruptcies
                 Group Totals
                                             Principal
                            Number           Balance           Percentage
                                76           1,847,923.49      0.29 %

           Foreclosures
                 Group Totals
                                             Principal
                            Number           Balance           Percentage
                                 3             130,870.37      0.02 %

           REO Properties
                 Group Totals
                                             Principal
                            Number           Balance           Percentage
                                 2              48,942.84      0.01 %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                December 15 2004

                                   **REVISED**

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                         17.00
Principal Balance                                                                                                        544,518.50

Subordinated Transferor Collections                                                                                   10,714,796.18

Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                              10,714,796.18
Required Transferor Subordinated Amount                                                                               11,165,000.00
Interest Collections(non-investor)                                                                                        57,339.84
Transferor Principal Collections                                                                                       4,509,162.24

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                December 15 2004

                                   **REVISED**

I. CASH RECONCILIATION
Net Interest Collections - per Servicer Report                                                                         3,672,916.85
Principal Collections - per Servicer Report                                                                           35,999,898.47
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Total Deposit to Collection Account                                                                                   39,672,815.32

II. DISTRIBUTION SUMMARY
Premium to Credit Enhancer                                                                                                84,453.00
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 1,300,576.14
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    32,048,365.44
Transferor Interest Distributed                                                                                        1,730,258.50
Transferor Principal Distributed                                                                                       4,509,162.24
Total Distributions                                                                                                   39,672,815.32

III. BALANCE RECONCILIATION
Loan Group Beginning Balance                                                                                         686,338,762.68
Loan Group Ending Balance                                                                                            654,740,601.06
Change in Balance                                                                                                     31,598,161.62
Principal Collections                                                                                                 35,999,898.47
Liquidation Loss Amount                                                                                                  107,425.39
Additional Balances                                                                                                    4,509,162.24

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                December 15 2004

                                   **REVISED**

Balance Check                                                                                                                  0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                December 15 2004

                                   **REVISED**

OTHER INFORMATION
Transferor Principal Balance (Beginning)                                                                              10,714,796.18
Transferor Principal Balance (Ending)                                                                                 11,165,000.00
Investor Fixed Allocation Percentage                                                                                        98.90 %

Interest Received                                                                                                      3,958,891.33
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         3,958,891.33
Investor Interest Collections                                                                                          3,615,577.00

Begining Balance                                                                                                     686,338,762.68
Principal Collections                                                                                                 35,455,379.97
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              544,518.50
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Investor Principal Collections                                                                                        35,999,898.47
Total Principal                                                                                                       35,999,898.47
Additional Balances                                                                                                    4,509,162.24
Ending Principal Balance                                                                                             654,740,601.06
Total Collections                                                                                                     39,672,815.32
Alternative Principal Payment                                                                                         31,490,736.23

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                December 15 2004

                                   **REVISED**

Loans Average Daily Balance                                                                                          682,280,102.26

Weighted Average Loan Rate                                                                                                6.71000 %
Weighted Average Net Loan Rate                                                                                            6.06000 %

Excess Interest                                                                                                                0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                December 15 2004

                                   **REVISED**

LOAN MODIFICATION SUMMARY
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                                  0.00
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                       1,812,071.18
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                           0.18 %

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          133,768.70
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     2,504,504.49
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                         0.25 %

Loans with Credit Limit Modification - current                                                                           315,975.00
Loans with Credit Limit Modification - cumulative                                                                      6,041,345.00
Loans with Credit Limit Modification - % of Initial                                                                          0.60 %

Loans with Gross Margin Modification - current                                                                           572,030.94
Loans with Gross Margin Modification - cumulative                                                                      3,414,130.18
Loans with Gross Margin Modification - % of Initial                                                                          0.34 %

CREDIT ENHANCER INFORMATION
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                                84,453.00
Guaranteed Principal Payment Amount                                                                                            0.00
Spread Rate                                                                                                                3.7500 %
Excess Spread Rate                                                                                                         3.7500 %
Rolling three month Excess Spread Percentage                                                                               3.8627 %
Required Subordinated Percentage                                                                                             1.10 %
Balance used for Required Subordinated Amount                                                                       Initial Balance

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                December 15 2004

                                   **REVISED**

Initial Subordinated Amount                                                                                         (15,047,675.33)
Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                                NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                          NA

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.